Exhibit 10.29





                              SOFTNET SYSTEMS, INC.

                         COMMON STOCK PURCHASE AGREEMENT

                           Dated as of April 12, 1999



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                              TABLE OF CONTENTS

                                                                           Page
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1.   Purchase and Sale of Stock..............................................1

     1.1      Sale and Issuance of Common Stock..............................1
              ---------------------------------
     1.2      Closing........................................................1
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2.   Representations and Warranties of the Company and Its Subsidiaries......1
     ------------------------------------------------------------------

     2.1      Organization, Good Standing and Qualification..................1
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     2.2      Capitalization and Voting Rights...............................1
              --------------------------------
     2.3      Subsidiaries...................................................2
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     2.4      Authorization..................................................3
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     2.5      Valid Issuance of Common Stock.................................3
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     2.6      Governmental Consents..........................................3
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     2.7      Offering.......................................................4
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     2.8      Litigation.....................................................4
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     2.9      Proprietary Information........................................4
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     2.10     Patents and Trademarks.........................................5
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     2.11     Compliance with Other Instruments..............................5
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     2.12     Agreements; Action.............................................6
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     2.13     Related-Party Transactions.....................................6
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     2.14     SEC Documents; Financial Statements............................7
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     2.15     Changes........................................................7
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     2.16     Tax Returns....................................................8
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     2.17     Compliance with Laws; Permits..................................9
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     2.18     Environmental and Safety Laws..................................9
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     2.19     Disclosure.....................................................9
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     2.20     Registration Rights...........................................10
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     2.21     Corporate Documents; Minute Books.............................10
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     2.22     Title to Property and Assets..................................10
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     2.23     Insurance.....................................................10
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     2.24     Employee Benefit Plans........................................10
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     2.25     Labor Agreements and Actions..................................10
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     2.26     Year 2000.....................................................11
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3.   Representations and Warranties of the Investors........................12

     3.1      Authorization.................................................12
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     3.2      Purchase Entirely for Own Account.............................12
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     3.3      Disclosure of Information.....................................12
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     3.4      Investment Experience.........................................12
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     3.5      Accredited Investor...........................................12
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     3.6      Restricted Securities.........................................12
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     3.7      Legends.......................................................13
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     3.8      Tax Advisors..................................................13
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     3.9      Investor Counsel..............................................13
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4.   Conditions of Investor's Obligations at Closing.......................13

     4.1      Representations and Warranties................................14
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     4.2      Performance...................................................14
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     4.3      Compliance Certificate........................................14
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     4.4      Qualifications................................................14
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     4.5      Proceedings and Documents.....................................14
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     4.6      Opinion of Company Counsel....................................14
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     4.7      Registration Rights Agreement.................................14
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     4.8      Delivery of Shares............................................14
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     4.9      Amendment to TeleCell Agreement...............................14
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5.   Conditions of the Company's Obligations at Closing.....................14

     5.1      Representations and Warranties................................14
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     5.2      Payment of Purchase Price.....................................14
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     5.3      Qualifications................................................15
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     5.4      Registration Rights Agreement.................................15
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6.   Indemnification........................................................15

     6.1      Indemnification Obligations of the Company....................15
              ------------------------------------------
     6.2      Indemnification Obligations of the Investor...................15
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7.   Miscellaneous..........................................................15

     7.1      Survival......................................................15
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     7.2      Successors and Assigns........................................15
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     7.3      Governing Law.................................................15
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     7.4      Titles and Subtitles..........................................15
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     7.5      Notices.......................................................16
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     7.6      Finder's Fee..................................................16
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     7.7      Expenses......................................................16
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     7.8      Amendments and Waivers........................................16
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     7.9      Severability..................................................16
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     7.10     Entire Agreement..............................................16
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     7.11     Counterparts..................................................17
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SCHEDULE A        Schedule of Exceptions
EXHIBIT A         .........Registration Rights Agreement
EXHIBIT B         .........Opinion of Counsel for the Company

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


                         COMMON STOCK PURCHASE AGREEMENT


                  THIS COMMON STOCK PURCHASE AGREEMENT (the "Agreement") is made on the 12th day of April, 1999, by and among SoftNet Systems, Inc., a New York corporation (the "Company"), and Hector R. Gonzalez (the "Investor").

                  THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. Purchase and Sale of Stock.

         1.1 Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase and the Company agrees to sell and issue to the Investor 660,000 shares of the Company's common stock (the "Shares") for an aggregate purchase price of $15,000,000.

         1.2 Closing. The purchase and sale of the Shares shall take place at the offices of Brobeck, Phleger & Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, CA 94303, at 10:00 AM., on April 12, 1999, or at such other time and place as the Company and Investor mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to the Investor a certificate representing the Shares that the Investor is purchasing against payment of the purchase price therefor by check or wire transfer. The Investor shall become a party to this Agreement and that certain Registration Rights Agreement dated as of April 12, 1999 by and among the Company and the Investor, the form of which is attached hereto as Exhibit A (the "Registration Rights Agreement").

         2. Representations and Warranties of the Company and Its Subsidiaries. The Company on behalf of itself and each of its Subsidiaries (as hereinafter defined) hereby represents and warrants to the Investor that, except as set forth on a Schedule of Exceptions (the "Schedule of Exceptions") furnished the Investor and special counsel for the Investor prior to execution hereof and attached hereto as Schedule A, which exceptions shall be deemed to be representations and warranties as if made hereunder:

         2.1 Organization, Good Standing and Qualification. The Company and each of its Subsidiaries are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization. The Company and each of its Subsidiaries are duly qualified to transact business and are in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the respective businesses or properties of the Company or any of its Subsidiaries. The Company and each of its Subsidiaries have full power and authority to own and hold their respective properties and to carry on their respective businesses as currently conducted and as proposed to be conducted. The Company has the full power and authority
(a) to execute, deliver and perform this Agreement and the Registration Rights Agreement, and (b) to issue, sell and deliver the Shares.

         2.2 Capitalization and Voting Rights. The authorized capital of the Company consists, or will consist immediately prior to the Closing, of:

         (a) Preferred Stock. 4,000,000 shares of Preferred Stock, par value $.10 per share (the "Preferred Stock"), of which (i) 5,110 shares have been designated Series A Preferred Stock (the "Series A Preferred Stock") of which no shares are currently outstanding; (ii) 12,500 shares have been designated Series B Preferred Stock (the "Series B Preferred Stock) of which no shares are currently outstanding; (iii) 10,000 shares have been designated Series C Preferred Stock (the "Series C Preferred Stock") of which 7,625.39 shares are currently outstanding, and (iv) 10,000 shares have been designated Series D Preferred Stock (the "Series D Preferred Stock") of which no shares are currently outstanding.

         (b) Common Stock. 25,000,000 shares of common stock, par value $.01 per share ("Common Stock"), of which 10,389,172 shares are issued and outstanding as of April 7, 1999.

         (c) The outstanding shares of Series C Preferred Stock are owned by the stockholders and in the numbers specified in Schedule 2.2(c) of the Schedule of Exceptions hereto.

         (d) The outstanding shares of Series C Preferred Stock and Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

         (e) Except as disclosed in Schedule 2.2(e) of the Schedule of Exceptions there are no (A) outstanding options, warrants, rights (including conversion or preemptive rights) or agreements or obligations (contingent or otherwise) for the purchase, repurchase or acquisition or retirement of any shares of its capital stock or other interests therein, (B) securities of the Company convertible into or exchangeable for any capital stock of the Company,
(C) commitments of the Company to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock in respect thereof, any evidences of indebtedness or assets, or (D) agreements to pay any dividend or make any other distribution in respect thereof. Except as disclosed in Schedule 2.2(e) of the Schedule of Exceptions, none of the outstanding shares of Preferred Stock are subject to, nor were issued in violation of, any preemptive rights of the Shareholders of the Company or any right of first refusal or other similar right in favor of any person. None of the outstanding shares of Common Stock are subject to, nor were they issued in violation of, any preemptive rights of the shareholders of the Company or any right of first refusal or other similar right in favor of any person. The Company is not a party or subject to any agreement or understanding and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

         2.3 Subsidiaries. Except as provided for and defined in Schedule 2.3 of the Schedule of Exceptions, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity, nor is the Company a participant in any joint venture, partnership, or similar arrangement. None of the entities listed on Schedule 2.3 of the Schedule of Exceptions, other than ISP Channel, Inc., Intellicom, Inc., Micrographic Technology Corporation and Kansas Communications, Inc. (collectively, the "Subsidiaries"), is a "significant subsidiary" within the meaning of Rule 1-02 of Regulation S-X of the Rules and Regulations of the SEC (as hereinafter defined). All of the issued and outstanding capital stock and




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other  interests  of each of the  Company's  Subsidiaries  (i) are  owned by the
Company, free and clear of all liens, charges and encumbrances of every kind and nature whatsoever, and (ii) are validly issued, fully paid and non-assessable. Except as set forth on Schedule 2.3(A) of the Schedule of Exceptions, there are no (A) outstanding options, warrants, rights (including conversion or preemptive rights) or agreements or obligations (contingent or otherwise) for the purchase, repurchase or acquisition or retirement of any shares of such Subsidiary's capital stock or other interests therein of any such Subsidiary, (B) securities of any of the Subsidiaries convertible into or exchangeable for any capital stock of any such Subsidiary, (C) commitments of any of the Subsidiaries to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock in respect thereof, any evidences of indebtedness or assets, or (D) agreements to pay any dividend or make any other distribution in respect thereof. None of the outstanding shares of capital stock of any of the Subsidiaries are subject to, nor were they issued in violation of, any preemptive rights of any shareholder of any such Subsidiary or any right of first refusal or other similar right in favor of any person. Such Subsidiaries are not party or subject to any agreements or understandings and, to the Company's best knowledge, there are no agreements or understandings between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of any of the Subsidiaries.

         2.4 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Registration Rights Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization (or reservation for issuance), sale, delivery and issuance of the Shares being sold hereunder has been taken or will be taken prior to the Closing. This Agreement and the Registration Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

         2.5 Valid Issuance of Common Stock. The Shares that are being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under this Agreement and the Registration Rights Agreement and under applicable state and federal securities laws. The issuance, sale and delivery of the Shares is not subject to any preemptive rights of shareholders of the Company or to any right of first refusal or other similar right in favor of any person.

         2.6 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company or any of its Subsidiaries is required in connection with (i) the execution, delivery and performance of this Agreement and the Registration Rights Agreement, (ii) the issuance, sale and delivery of the Shares, and (iii) the consummation of the transactions contemplated by this Agreement, except for such filings required pursuant to applicable federal and state securities laws and blue sky laws, which filings will be effected within the required statutory period.




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         2.7  Offering.  Subject  in  part  to the  truth  and  accuracy  of the
Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and the qualification or registration requirements of applicable blue sky laws. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

         2.8 Litigation. Except as set forth in Schedule 2.8 of the Schedule of Exceptions, there is no action, suit, proceeding or investigation pending, or to the Company's knowledge, currently threatened against the Company or any of its Subsidiaries that questions the validity of this Agreement, the Registration Rights Agreement or the right of the Company to enter into such agreements or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the business, assets or condition of the Company or any of its Subsidiaries, financially or otherwise, or any change in the current equity ownership of the Company or any of its Subsidiaries. Except as set forth in Schedule 2.8, there is no action, suit, proceeding or investigation pending, or to the Company's knowledge, currently threatened against the Company or any of its Subsidiaries, or any of their respective properties or rights, before any court or by or before any governmental body or any arbitration board or tribunal, nor is there any judgment, decree, injunction or order of any court, governmental department, commission, agency, instrumentality or arbitrator against the Company or any of its Subsidiaries, nor, to the Company's best knowledge, does there exist any basis for any action, suit, investigation or proceeding against the Company or any of its Subsidiaries, in each case which, either individually or in the aggregate, could result in any material adverse effect on the business, assets or condition of the Company or any of its Subsidiaries. The foregoing includes, without limitation, actions pending or threatened, to the Company's knowledge, against any of their respective employees, involving his or her prior employment, any non-compete or similar agreement binding such person, or use in connection with the business of the Company or any or its Subsidiaries, of any information or techniques which are proprietary to his or her former employers. Neither the Company nor any of its Subsidiaries are a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. Except as set forth in Schedule 2.8, there is no action, suit, proceeding or investigation by the Company or any of its Subsidiaries currently pending or that the Company or any of its Subsidiaries intends to initiate.

         2.9 Proprietary Information. Each employee, officer and consultant of the Company and each of its Subsidiaries has executed proprietary information and inventions agreements. The Company, after reasonable investigation, is not aware that such employees, officers or consultants are in violation thereof or have otherwise disclosed or utilized any trade secrets or proprietary or confidential information or documentation of any third party and the Company will use its best efforts to prevent any such violation, disclosure or utilization. To the Company's knowledge, no person employed by the Company or any of its Subsidiaries has employed any trade secrets or any proprietary or confidential information or documentation of any former employer, or has violated any non-compete or confidential relationship that such person may have had with any third party, in connection with the development and sale of any of the products or services of the Company or any of its Subsidiaries.



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

         2.10 Patents and Trademarks. The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, concepts, computer programs, technical data, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights ("Intellectual Property") to its knowledge necessary to enable it to conduct its business as now operated; there is no lien, encumbrance, claim or action by any person pertaining to, or proceeding pending, or to the Company's knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated. To the Company's knowledge, the Company's or its Subsidiaries' current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company is not aware of any independent development nor of any misappropriation of the Intellectual Property. The Company is not aware that any of its employees, or employees of any Subsidiary, are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or its Subsidiaries or that would conflict with their respective businesses. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company or any Subsidiary, except for inventions that have been assigned or licensed to the Company or any Subsidiary as of the date hereof, and has taken steps reasonably necessary to protect the Company's and each Subsidiary's right, title and interest in and to the Intellectual Property, including, without limitation, the execution of appropriate confidentiality agreements. Neither the Company nor any of its Subsidiaries have sold, licensed, leased or otherwise transferred or granted any interest or rights to any of the Intellectual Property other than in the ordinary course of business.

         2.11 Compliance with Other Instruments. The Company and its Subsidiaries are not in violation in any material respect of any provision of their respective certificates of incorporation or bylaws or any instrument, judgment, order, writ, decree or contract, statute, rule or regulation to which the Company or any of its Subsidiaries are subject and a violation of which would have a material adverse effect on the condition, financial or otherwise, or operations of the Company or any of its Subsidiaries. The Company and its Subsidiaries are not in violation of any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which the Company or of its Subsidiaries is a party, or by which the Company or any of its Subsidiaries or any of their respective properties are bound or affected and a violation of which would have a material adverse effect on the business, properties or condition, financial or otherwise, or operations of the Company or any of its Subsidiaries. The execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any such violation, or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or any of its Subsidiaries or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company or its Subsidiaries or their respective businesses or operations or any of their respective assets or properties.



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

         2.12 Agreements; Action. Except as provided in Schedule 2.12 of the Schedule of Exceptions and agreements expressly contemplated hereby:

         (a) there are no agreements, understandings or proposed transactions between the Company nor any of its Subsidiaries and any of their respective officers, directors, shareholders or any affiliates thereof; and

         (b) there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company or any of its Subsidiaries are a party or by which it or any of them is bound that may involve (i) obligations (contingent or otherwise) of, or payments to the Company or any of its Subsidiaries, in excess of $100,000, other than obligations of, or payments to, the Company or any of its Subsidiaries arising from purchase or sale agreements entered into in the ordinary course of business, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company or any of its Subsidiaries, other than licenses arising from the purchase of "off the shelf" or other standard products, or (iii) provisions restricting or affecting the development or distribution of the Company's or any of its Subsidiaries' products or services; and

         (c) neither the Company nor any of its Subsidiaries have (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $100,000 or, in the case of indebtedness and/or liabilities to any one third party individually less than $100,000, in excess of $200,000 in the aggregate,
(iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

         (d) for the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

         2.13 Related-Party Transactions. Except as set forth in Schedule 2.13 of the Schedule of Exceptions, no employee, officer or director of the Company nor any of its Subsidiaries or member of his or her immediate family is indebted to the Company or any of its Subsidiaries, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company or any of its Subsidiaries are affiliated or with which the Company or any of its Subsidiaries has a business relationship, or any firm or corporation that competes with the Company or any of its Subsidiaries, except that employees, officers or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No member of the immediate family of any officer or director of the Company or any of its Subsidiaries is directly or indirectly interested in any material contract with the Company.

         2.14 SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the United Securities and Exchange Commission (the "SEC") pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "34 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein, financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has made available to the Investor true and complete copies of the SEC Documents and agrees to deliver or make available to the Investor true and complete copies of any additional SEC Documents upon request. The SEC Documents, as of their respective dates, complied in all material respects with the requirements of the 34 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. The financial statements of the Company and its Subsidiaries included in the SEC Documents (the "Financial Statements") were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company and its Subsidiaries as of the dates, and for the periods, indicated therein, subject in the case of unaudited Financial Statements to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 1998 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under the 34 Act or the rules and regulations of the SEC promulgated thereunder to be reflected in the SEC Documents, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company or any of its Subsidiaries. Except as disclosed in the Financial Statements, neither the Company nor any of its Subsidiaries is a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company and its Subsidiaries maintain and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

         2.15 Changes. Except as set forth in Schedule 2.15 of the Schedule of Exceptions, since December 31, 1998, there has not been:

         (a) any change in the assets, liabilities, financial condition or operating results of the Company or any of its Subsidiaries from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

         (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results or business of the Company or any of its Subsidiaries;

         (c) any waiver by the Company or any of its Subsidiaries of a valuable right or of a material debt owed to it;

         (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or any of its Subsidiaries, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Company or any of its Subsidiaries;

         (e) any material change or amendment to a material contract or arrangement by which the Company or any of its Subsidiaries or any of their respective assets or properties is bound or subject;

         (f) any material change in any compensation arrangement or agreement with any employee of the Company or any of its Subsidiaries;

         (g)  any  change  or  amendment  to  the  respective   certificates  of
incorporation, bylaws or similar organizational documents of the Company or any of its Subsidiaries;

         (h) any incurrence of liability (absolute or contingent) for borrowed money that would be required to be disclosed on a balance sheet as of the date hereof prepared in accordance with generally accepted accounting principles, except current liabilities incurred, and liabilities under contracts entered into, in the ordinary course of business;

         (i) any grant of a security interest, mortgage, pledge, or other lien on any of its assets, tangible or intangible, other than liens of current real property taxes not yet due and payable;

         (j) any disposition of any material assets or properties, including, without limitation, Intellectual Property or Proprietary Information;

         (k) any receipt of notification of cancellation, or any cancellation or waiver of rights which, individually or in the aggregate, are material with respect to any currently existing agreement, contract right or understanding;

         (l) any agreement or transaction except in the ordinary course of business;

         (m) any issuance of capital stock, bonds or other corporate securities; or

         (n) any agreement or commitment by the Company or any of its Subsidiaries to do any of the things described in this Section 2.15.


         2.16 Tax Returns.

         (a) The Company and each of its Subsidiaries has duly and timely filed or caused to be filed (or obtained valid, currently effective extensions for filing) all Federal, state, local and foreign income, franchise, excise, payroll, sales and use, property and withholding tax returns, reports, estimates and information and other statements or returns (collectively, "Tax Returns") required to be filed by or on behalf of it pursuant to any applicable federal, state, local or foreign tax laws for all years and periods for which such Tax Returns have become due. All such filed Tax Returns were correct in all material respects as filed and correctly reflect the Federal, state, local and foreign income, franchise, excise, payroll, sales and use, property, withholding and other taxes, duties, imposts and governmental charges (and charges in lieu of any thereof), together with interest, additions to tax and penalties (collectively, "Taxes") required to be paid or collected by (or allocable to) the Company or any of its Subsidiaries, as the case may be.

         (b) The Company and each of its Subsidiaries (i) have paid or caused to be paid all Taxes required to be paid through the date hereof (or obtained currently effective deferrals or extensions of such payment obligations) and
(ii) have properly accrued on their respective financial statements all Taxes for any period from the date of the last reporting period covered by any Tax Returns which are currently due.

         (c) There is no pending or potential audit, dispute or claim concerning any tax return or tax liability of the Company or any of its Subsidiaries as to which the Company or any of its Subsidiaries either (i) have been notified in writing by any tax authority or (ii) have knowledge based on personal contact with any agent of such authority.

         2.17 Compliance with Laws; Permits. The Company and each of its Subsidiaries have all franchises, permits, licenses and any similar authority ("Permits") necessary for the conduct of their respective businesses, the lack of which could materially and adversely affect the business, properties or financial condition of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries are in violation of or in default under (i) any of such Permits, (ii) any order, judgment or decree of any court, arbitration panel or other tribunal or (iii) any administrative order, rulemaking, procedure, policy or other published declaration of any Federal, state or local governmental agency or other authority, except as such violations or defaults would not, singly or in the aggregate, have a material adverse effect on the business, properties or condition, financial or otherwise, of the Company or any of its Subsidiaries. The businesses and activities of the Company and each of its Subsidiaries have been and are being conducted in compliance with all provisions of all applicable federal, state and local statutes, ordinances, rules and regulations.

         2.18 Environmental and Safety Laws. Neither the Company nor any of its Subsidiaries are in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

         2.19 Disclosure. The Company has fully provided the Investor with all the information that the Investor has requested for deciding whether to purchase the Shares and all information that the Company believes is reasonably necessary to enable such Investor to make such decision. Neither this Agreement (including all the exhibits and schedules hereto) nor the SEC documents nor any other statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made.

         2.20 Registration Rights. Except as provided in Schedule 2.20 of the Schedule of Exceptions and in the Registration Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

         2.21 Corporate Documents; Minute Books. The Restated Certificate of Incorporation and Bylaws of the Company and any organizational documents provided with respect to its Subsidiaries are in the form previously provided to special counsel for the Investor. The minute books of the Company available to the Investor contain a complete summary of all meetings of directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

         2.22 Title to Property and Assets. Except as set forth in Schedule 2.22 of the Schedule of Exceptions, the Company and each of its Subsidiaries has good and marketable title to property and assets owned by the Company or any Subsidiary, and such assets are free and clear of all mortgages, liens, loans and encumbrances, except (i) as reflected in the Financial Statements, (ii) for statutory liens for the payment of current taxes that are not yet delinquent, and (iii) for liens, encumbrances and security interests that arise in the ordinary course of business and minor defects in title, none of which, individually or in the aggregate, materially impair the ownership or use of such property or assets. With respect to the property and assets it leases, the Company and its Subsidiaries are in material compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances, subject to clauses (i)-(iii).

         2.23 Insurance. The Company and each of its Subsidiaries has fire, casualty, liability, workers compensation and other insurance policies with such coverages in amounts (subject to reasonable deductibles) customary for companies similarly situated. All premiums with respect to such insurance policies have been paid and no notice of cancellation or termination has been received with respect to any such policy. All policies are in full force and effect.

         2.24 Employee Benefit Plans. Schedule 2.24 of the Schedule of Exceptions lists all employee benefit plans as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that the Company or its Subsidiaries maintains or contributes to, for the benefit of any current or former employee of the Company or Subsidiaries. Each employee benefit plan listed in Schedule 2.24 (and each related trust or insurance contract) complies in form and in operation in all respects with the applicable requirements of ERISA, the Internal Revenue Code and applicable laws. All required reports and descriptions have been filed or distributed appropriately with respect to each employee benefit plan. All contributions (including all employer contributions and employee salary reduction contributions) which are due have been paid to each employee benefit plan and all contributions due have been paid to each employee benefit plan or accrued in accordance with the past custom and practice of the Company. All premiums or other payments due and payable have been paid with respect to each employee benefit plan.

         2.25 Labor Agreements and Actions. Neither the Company nor any of its Subsidiaries are or have ever been bound by or subject to (and none of their respective assets or properties are or have ever been bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Company's knowledge, has sought to represent any of the employees, representatives or agents of the Company or any of its Subsidiaries. There is no strike or other labor dispute involving the Company or any Subsidiary pending, or to the Company's knowledge, threatened, that could have a material adverse effect on the assets, properties, financial condition, operating results or business of the Company or such Subsidiary, nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company or any Subsidiary, nor does the Company have a present intention to terminate the employment of any of the foregoing. Except as set forth in Schedule 2.25 of the Schedule of Exceptions, the employment of each officer and employee of the Company and its Subsidiaries is terminable at the will of the Company or its Subsidiary, as the case may be. Except as set forth in Schedule 2.25 in the Schedule of Exceptions, neither the Company nor any of its Subsidiaries is a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement. To its knowledge after reasonable inquiry, the Company and its Subsidiaries have complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment.

         2.26 Year 2000. All of the Company's and its Subsidiaries' products currently being sold and under development and all computer software and hardware (including microcode, firmware, system and application programs, files, databases, computer services and microcontrollers), including those embedded in computer and noncomputer equipment contained in the Company's and its Subsidiaries' products currently being sold and under development are Year 2000 Compliant, except to the extent that they may be used or interfaced with other software, data or operating systems that are not Year 2000 Compliant. Except as set forth in Section 2.26 of the Schedule of Exceptions, the business operations of the Company and its Subsidiaries, including internal business systems and external customer and provider compliance, are expected to be Year 2000 Compliant as of August 31, 1999. To its knowledge, all of the Company's and its Subsidiaries' internal computer systems are Year 2000 Compliant and have been represented as such by the respective vendors, except that the Company makes no such representation with respect to off-the-shelf software that is used in the Company's and its Subsidiaries' internal computer systems the failure or malfunctioning of which would not have a material adverse effect on the Company and its Subsidiaries. Some non-critical systems may not be addressed until after January 1, 2000, but no such lack of Year 2000 Compliance, either individually or in the aggregate, shall have a material adverse affect or the business, operations or financial condition of the Company or any of its Subsidiaries. For purposes of this Agreement, "Year 2000 Compliant" shall mean that such products and data and information systems and any such data, information or other files or software it uses, individually and in combination, completely and accurately record, store, process, calculate and present data involving dates before, on or after January 1, 2000; specifically: (i) no value for a current date will cause any interruption in operation; (ii) date-based functionality will behave consistently when dealing with dates before, on or after January 1, 2000; (iii) no abnormal endings or incorrect results will be produced when working with dates before, on or after January 1, 2000; (iv) in all interfaces and data storage, the century will be specified explicitly and will be unambiguously derived; and (v) year 2000 will be recognized as a leap year.

         3. Representations and Warranties of the Investors. The Investor hereby represents, warrants and covenants that:

         3.1 Authorization. The Investor has full power and authority to enter into this Agreement and the Registration Rights Agreement, and each such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

         3.2 Purchase Entirely for Own Account. This Agreement is made with the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Shares to be received by the Investor will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

         3.3 Disclosure of Information. The Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

         3.4 Investment Experience. The Investor acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares. The Investor also represents it has not been organized for the purpose of acquiring the Shares.

         3.5 Accredited Investor. The Investor is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

         3.6 Restricted Securities. The Investor understands that the Shares it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such shares may be resold without registration under the Act only in certain limited circumstances. In the absence of an effective registration statement covering the Shares or an available exemption from registration under the Act, the Shares must be held indefinitely. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act, including without limitation the Rule 144 condition that current information about the Company be available to the public. Without in any way limiting the representations set forth above, the Investor further agrees that if Investor makes any disposition of all or any portion of the Shares, not pursuant to Rule 144 or a registration statement under the Act covering such proposed disposition in accordance with such registration statement, then the Investor shall notify the Company of such proposed disposition and shall furnish the Company with a statement of the circumstances surrounding the disposition and if requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition is exempt from registration or qualification requirements. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 or a registration statement except in unusual circumstances.

         3.7 Legends. It is understood that the certificates evidencing the Shares may bear one or all of the following legends:

         (a) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

         (b) Any legend required by state securities laws or the securities laws of Puerto Rico.

         3.8 Tax Advisors. The Investor has reviewed with such Investor's own tax advisors the federal, state and local tax consequences to the Investor of this investment, where applicable, and the transactions contemplated by this Agreement. The Investor is relying solely on such advisors and not on any statements or representations of the Company or any of its agents, except for the representation and warranties contained in this Agreement or the Company's SEC filings (with respect to such filings to the same extent as any other Investor) and understands that the Investor (and not the Company) shall be responsible for such Investor's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

         3.9 Investor Counsel. The Investor acknowledges that such Investor has had the opportunity to review this Agreement, the exhibits and the schedules attached hereto and the transactions contemplated by this Agreement with the Investor's own legal counsel. The Investor is relying solely on the Investor's legal counsel and not on any statements or representations of the Company, except for the representation and warranties contained in this Agreement or the Company's SEC filings (with respect to such filings, to the same extent as any other Investor) or any of the Company's agents, including Brobeck, Phleger & Harrison LLP, for legal advice with respect to this investment or the transactions contemplated by this Agreement.

         4. Conditions of Investor's Obligations at Closing. The obligations of the Investor under subsection 1.1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

         4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

         4.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

         4.3 Compliance Certificate. An officer of the Company shall deliver to the Investor at the Closing a certificate stating that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

         4.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

         4.5 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Investor's special counsel and the Investor shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

         4.6 Opinion of Company Counsel. The Investor shall have received from Brobeck, Phleger & Harrison LLP, counsel for the Company, an opinion, dated as of the Closing, in the form attached hereto as Exhibit B.

         4.7 Registration Rights Agreement. The Company and the Investor shall have entered into the Registration Rights Agreement in the form attached as Exhibit A.

         4.8 Delivery of Shares. The Company shall deliver to the Investor, concurrent with the Closing, a certificate or certificates, in the name of Investor, representing the Shares as specified in Section 1.2 hereof.

         4.9 Amendment to TeleCell Agreement. The Company or a Subsidiary and TeleCell Systems, Inc., and affiliate of the Investor, shall have entered into he Amendment to the Agreement dated November 17, 1998.

         5. Conditions of the Company's Obligations at Closing. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the
Investor:

         5.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

         5.2 Payment of Purchase Price. The Investor shall have delivered the purchase price specified in Section 1.1.

         5.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

         5.4 Registration Rights Agreement. The Company and the Investor shall have entered into the Registration Rights Agreement in the form attached as Exhibit A.

         6. Indemnification.

         6.1 Indemnification Obligations of the Company. The Company agrees to and will indemnify, defend and hold the Investor and its transferees harmless from and against all demands, claims, actions or cause of action, assessments, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties and reasonable attorney's fees and expenses (hereinafter collectively referred to as "Damages"), resulting from, imposed upon or incurred by the Investor or its transferee, by reason of, resulting from or arising out of a breach of any representation, covenant or agreement of the Company contained or made pursuant to this Agreement. 6.2 Indemnification Obligations of the Investor. The Investor agrees to and will indemnify, defend and hold the Company harmless from and against all Damages resulting from, imposed upon or incurred by the Company by reason of or resulting from or arising out of a breach of any representation, warranty, covenant or agreement of the Investor contained in or made pursuant to this Agreement.

         7. Miscellaneous.

         7.1 Survival. The warranties, representations and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

         7.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         7.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.

         7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         7.5 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by ten days advance written notice to the other parties hereto and if to the Investor, with a copy to Squadron, Ellenoff, Plesent & Sheinfeld, LLP, 551 Fifth Avenue, New York, New York 10176; Attention: Stephen J. Gulotta, Jr., Esq.; facsimile: (212) 697-6686.

         7.6 Finder's Fee. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

         7.7 Expenses. Irrespective of whether the Closing is effected, each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement, except that the Company shall pay for up to $10,000 of the reasonable costs and expenses actually incurred by the Investor, upon presentation of a bill reflecting such costs and expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Registration Rights Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         7.8 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of the Shares purchased under this Agreement at the time outstanding, each future holder of all the Shares and the Company.

         7.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         7.10 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.



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

         7.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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                  IN WITNESS  WHEREOF,  the  parties  have  executed  this Stock
Purchase Agreement as of the date first above written.

                                     SOFTNET SYSTEMS, INC.


                                     By:      /s/ Steven M. Harris
                                              ----------------------------------
                                              Steven M. Harris
                                              Vice President and Secretary
                                     Address:     650 Townsend Street, Suite 225
                                                  San Francisco, CA  94103



                                     INVESTOR:

                                     HECTOR R. GONZALEZ
                                     -------------------------------------------
                                                  /s/ Hector R. Gonzalez


                                     Address:
                                                --------------------------------

                                                --------------------------------































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